Media Contact: John Lovallo Phone: 917-612-8419 Email: jlovallo@levick.com
News Release
FOR IMMEDIATE RELEASE
CAVCO INDUSTRIES APPOINTS RICHARD A. KERLEY TO BOARD OF DIRECTORS

Former Deloitte & Touche LLP Audit Partner Will Contribute Significant Audit and Financial Expertise to Board

Company Also Announces Creation of Board Legal and Compliance Oversight Committee

PHOENIX, AZ - (February 25, 2019) - Cavco Industries, Inc. (NASDAQ: CVCO) today announced that its Board of Directors ("Board") appointed Richard Kerley as an independent director of the Company's Board, effective February 22, 2019. Mr. Kerley, an experienced financial services executive, served as an Audit Partner with Deloitte & Touche LLP (now Deloitte LLP) for 24 years. During his career, he has also held the title of Chief Financial Officer at two companies and has previously served as a public company lead director.

Currently, Mr. Kerley serves as a director of two publicly traded companies: The Providence Service Corporation, where he is the Chair of the Audit Committee and the Compensation Committee; and The Joint Corp., where he is the Chair of the Compensation Committee and a Member of the Audit Committee.

Mr. Kerley brings Cavco's Board current membership to six directors, all of whom are independent. He will be a member of the Company's Audit Committee and the newly-formed Legal and Compliance Oversight Committee. Following an initial period of orientation to Cavco and its operations, it is anticipated that Mr. Kerley will chair the Audit Committee.

"Rich is an excellent addition to our Board," commented William Boor, non-executive Chairman of the Board of Cavco. "He is an accomplished leader and an experienced board member in the public company sector. Rich's extensive audit, financial and operational expertise will provide the Board with valuable insights as the Company continues to pursue operational excellence balanced with appropriate risk management to achieve sustained long-term success."

"I am excited to be joining Cavco's Board and I look forward to working with the other members of the Board and management team," said Mr. Kerley. "I am very impressed by Cavco's Board and executive leadership team and look forward to supporting the Company as we take advantage of the significant market opportunities that lie ahead."

"Our leadership team is extremely pleased to add another exceptional leader to our Board," added Daniel Urness, President and Acting Chief Executive Officer of Cavco. "Rich has a broad set of skills that will support Cavco's efforts to build high quality, energy efficient homes for the modern-day home buyer."

The Company also announced that Susan Blount, an experienced financial services executive who recently joined the Board, has been appointed to chair the Company's newly-created Legal and Compliance Oversight Committee, which will oversee the ongoing enhancement of the Company's compliance programs and legal function. She also serves on the Board's Corporate Governance and Nominating Committee and Compensation Committee.

Richard A. Kerley

Mr. Kerley served as the Senior Vice President, Chief Financial Officer and member of the Board of Peter Piper, Inc., a privately-held pizza and entertainment restaurant chain, from November 2008 to December 2014, when he retired. Previously, Mr. Kerley served as the Chief Financial Officer of Fender Musical Instruments Corporation, from July 2005 to October 2008. From June 1981 to July 2005, Mr. Kerley was an audit partner with Deloitte & Touche LLP. Prior to becoming a partner at Deloitte & Touche LLP, Mr. Kerley served as an audit manager and staff accountant from August 1971 to June 1981.

Mr. Kerley also currently serves on the board of The Providence Service Corporation, a publicly traded holding company whose subsidiaries provide high quality, technology-enabled healthcare services, and The Joint Corp., a publicly traded operator, manager and franchisor of chiropractic clinics.

Mr. Kerley received a bachelor's degree in accounting from Marshall University in 1971.

About Cavco Industries, Inc.

Cavco Industries, Inc., headquartered in Phoenix, Arizona, designs and produces factory-built housing products primarily distributed through a network of independent and Company-owned retailers. The Company is one of the largest producers of manufactured homes in the United States, based on reported wholesale shipments, marketed under a variety of brand names including Cavco Homes, Fleetwood Homes, Palm Harbor Homes, Fairmont Homes, Friendship Homes, Chariot Eagle and Lexington Homes.

The Company is also a leading producer of park model RVs, vacation cabins, and systems-built commercial structures, as well as modular homes built primarily under the Nationwide Homes brand. Cavco's mortgage subsidiary, CountryPlace Mortgage, is an approved Fannie Mae and Freddie Mac seller/servicer, a Ginnie Mae mortgage-backed securities issuer that offers conforming mortgages, non-conforming mortgages and home-only loans to purchasers of factory-built homes. Our insurance subsidiary, Standard Casualty, provides property and casualty insurance to owners of manufactured homes.

Forward-Looking Statements

Certain statements contained in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In general, all statements that are not historical in nature are forward-looking. Forward-looking statements are typically included, for example, in discussions regarding the manufactured housing and site-built housing industries; our financial performance and operating results; and the expected effect of certain risks and uncertainties on our business, financial condition and results of operations. All forward-looking statements are subject to risks and uncertainties, many of which are beyond our control. As a result, our actual results or performance may differ materially from anticipated results or performance. Factors that could cause such differences to occur include, but are not limited to: adverse industry conditions; our ability to successfully integrate past acquisitions and any future acquisition or the ability to attain the anticipated benefits of such acquisitions; the risk that any past or future acquisition may adversely impact our liquidity; involvement in vertically integrated lines of business, including manufactured housing consumer finance, commercial finance and insurance; a constrained consumer financing market; curtailment of available financing for retailers in the manufactured housing industry; our participation in certain wholesale and retail financing programs for the purchase of our products by industry distributors and consumers may expose us to additional risk of credit loss; significant warranty and construction defect claims; our contingent repurchase obligations related to wholesale financing; market forces and housing demand fluctuations; net losses were incurred in certain prior periods and there can be no assurance that we will generate income in the future; a write-off of all or part of our goodwill; the cyclical and seasonal nature of our business; limitations on our ability to raise capital; competition; our ability to maintain relationships with independent distributors; our business and operations being concentrated in certain geographic regions; labor shortages; pricing and availability of raw materials; unfavorable zoning ordinances; loss of any of our executive officers; organizational document provisions delaying or making a change in control more difficult; volatility of stock price; general deterioration in economic conditions and continued turmoil in the credit markets; increased costs of healthcare benefits for employees; governmental and regulatory disruption, including federal government shutdowns; information technology failures and data security breaches; extensive regulation affecting manufactured housing; potential financial impact on the Company from the subpoenas we received from the SEC; the risk of potential litigation or regulatory action, and costs and expenses, arising from the SEC subpoenas and the events described in or covered by the SEC subpoenas, including the Company's indemnification obligations and insurance costs regarding such matters; potential reputational damage that the Company may suffer as a result of the matters that are the subject of the subpoenas from the SEC, as well as the results of the investigation being carried out by the Audit Committee of the Board of Directors; together with all of the other risks described in our filings with the Securities and Exchange Commission. Readers are specifically referred to the Risk Factors described in Item 1A of the 2018 Form 10-K, as may be amended from time to time, which identify important risks that could cause actual results to differ from those contained in the forward-looking statements. Cavco expressly disclaims any obligation to update any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise. Investors should not place any reliance on any such forward-looking statements.